UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2023

World Wrestling Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16131	04-2693383
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1241 East Main Street, Stamford, CT	06902
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 352-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	WWE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

The information in Item 8.01 of this Current Report on Form 8-K (the “Current Report”) is incorporated herein by reference into this Item 3.02.

Item 8.01.	Other Events.

Exchange Agreements

On May 15, 2023, World Wrestling Entertainment, Inc., a Delaware corporation (the “Company”), entered into privately-negotiated agreements (the “Exchange Agreements”) with certain investors to exchange an aggregate of 6.9 million shares of the Company’s Class A common stock, par value $0.01 per share (“Common Stock”), and $3.9 million in cash for $171.0 million principal amount of its outstanding 3.375% convertible senior notes due 2023 (the “Notes”) held by such investors (the “Exchanges”). The Exchanges are subject to customary closing conditions and are expected to close on or about May 18, 2023. Following the consummation of the Exchanges, an aggregate of $42.7 million principal amount of the Notes will remain outstanding.

The Exchanges are deemed to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) of the Securities Act as transactions by an issuer not involving a public offering. Each of the recipients of the Common Stock in these transactions is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is also a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act.

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer to sell, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Bond Hedge and Warrant Unwind Transactions

In connection with the Exchanges, WWE also entered into partial unwind agreements with JPMorgan Chase Bank, National Association, London Branch, Morgan Stanley & Co. International plc and Citibank, N.A., (collectively, the “Counterparties”) to terminate corresponding portions of the convertible note hedge and warrant transactions WWE previously entered into with the Counterparties in connection with the issuance of the Notes (together with the Exchanges, the “Transactions”). The respective unwind agreements provide for a payment by each Counterparty to WWE in respect of the convertible note hedge transactions, or by WWE to each Counterparty in respect of the warrant transactions, as applicable, in cash in an amount based on the trading price for WWE’s Common Stock. In connection with such terminations, WWE anticipates that it will receive net proceeds from the Counterparties equal to approximately $40 million.

On May 15, 2023, the Company issued a press release announcing the Transactions. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 8.01.

Forward-Looking Statements

This Current Report contains, and oral statements made from time to time by the Company’s representatives may contain, forward-looking statements pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding the impact of recent changes to management and the Company’s board of directors (the “Board”) and its outlook regarding future financial and performance results in connection with the Company’s pending business combination with Ultimate Fighting Championship (UFC); and regulatory, investigative or enforcement inquiries, subpoenas or demands arising from, related to, or in connection with these matters. The words “may,” “will,” “could,” “anticipate,” “plan,” “continue,” “project,” “intend,” “estimate,” “believe,” “expect,” “outlook,” “target,” “goal,” “guidance” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These statements relate to future possible events, as well as the Company’s plans, objectives, expectations and intentions and are not historical facts and accordingly involve known and unknown risks and uncertainties and other factors that may cause the actual results or the performance by the Company to be materially different from expected future results or performance expressed or implied by any forward-looking statements.

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These forward-looking statements are subject to uncertainties relating to, without limitation, the impact of actions by Mr. McMahon (who has a controlling interest in the Company due to his ownership of a substantial majority of the Company’s Class B common stock and whose interests could conflict with those of the Company’s Class A common stockholders), as well as the consummation of the pending business combination with UFC in the expected timeline or at all, in each case which could have adverse financial and operational impacts.

The following additional factors, among others, could cause actual results to differ materially from those contained in forward-looking statements: diversion of management’s time and attention due to the pending business combination with UFC; the possibility that neither WWE nor Endeavor Group Holdings, Inc. will have sufficient cash at close to distribute to shareholders of the new public company (or that the amount of cash available for distribution will be less than what the parties expect); COVID-19, which may continue to affect negatively world economies as well as the Company’s industry, business and results of operations; a rapidly evolving and highly competitive media landscape; WWE Network; computer systems, content delivery and online operations of the Company and its business partners; privacy norms and regulations; the Company’s need to continue to develop creative and entertaining programs and events; the Company’s need to retain and continue to recruit key performers; the possibility of a decline in the popularity of the Company’s brand of sports entertainment; possible adverse changes in the regulatory atmosphere and related private sector initiatives; the highly competitive, rapidly changing and increasingly fragmented nature of the markets in which the Company operates and/or its inability to compete effectively, especially against competitors with greater financial resources or marketplace presence; uncertainties associated with international markets including possible disruptions and reputational risks; the Company’s difficulty or inability to promote and conduct the Company’s live events and/or other businesses if we do not comply with applicable regulations; the Company’s dependence on its intellectual property rights, the Company’s need to protect those rights, and the risks of the Company’s infringement of others’ intellectual property rights; potential substantial liability in the event of accidents or injuries occurring during the Company’s physically demanding events; large public events as well as travel to and from such events; the Company’s expansion into new or complementary businesses, strategic investments and/or acquisitions; the Company’s accounts receivable; the construction and move to the Company’s new leased corporate and media production headquarters; litigation and other actions, investigations or proceedings; a change in the tax laws of key jurisdictions; inflationary pressures and interest rate changes; the Company’s indebtedness including its convertible notes; the Company’s potential failure to meet market expectations for the its financial performance; the Company’s share repurchase program; a substantial number of shares are eligible for sale by the McMahons and the sale, or the perception of possible sales, of those shares could cause the Company’s stock price to decline; and the volatility in trading prices of the Company’s Class A common stock. In addition, the Company’s dividend and share repurchases are dependent on a number of factors, including, among other things, the Company’s liquidity and historical and projected cash flow, strategic plan (including alternative uses of capital), the Company’s financial results and condition, contractual and legal restrictions, general economic and competitive conditions and such other factors as the Board may consider relevant.

Forward-looking statements made by the Company speak only as of the date made and are subject to change without any obligation on the part of the Company to update or revise them. Undue reliance should not be placed on these statements. For more information about risks and uncertainties associated with the Company’s business, please refer to any documents filed, or to be filed, by the Company with the SEC, including, but not limited to, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s annual reports on Form 10-K and 10-K/A and quarterly reports on Form 10-Q/A and Form 10-Q.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated May 15, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.

Date: May 15, 2023	By:	/s/ FRANK A. RIDDICK III
Frank A. Riddick III
President and Chief Financial Officer